                                                                    EXHIBIT 10.3


                                 PROMISSORY NOTE

$400,000.00                                              Los Angeles, California
                                                                 August 29, 2000

        1. For value received, the undersigned, Les Concierges, Inc. a California Corporation (the "Borrower"), promises to pay to OneStop.Com, Inc. a Delaware Corporation and wholly owned subsidiary of SolutionsAmerica, Inc., a Delaware Corporation (the "Lender"), the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) (the "Principal"), together with interest on the Principal at the rate equal to 8% per annum (the "Interest"). Monthly payments shall be made according to the attached Exhibit A on the last day of each month during the term. The entire unpaid balance of Principal and all accrued but unpaid interest thereon shall be due and payable on May 31, 2001.

        2. Borrower acknowledges that on or about January 25, 2000, it entered into a letter agreement with OneStop.Com, Inc. (the "Letter Agreement") and subject to the terms and conditions thereof, the parties thereto memorialized a May 27, 1999 loan in which OneStop.Com, Inc. loaned Borrower the principal amount of $400,000. A copy of said Letter Agreement is attached hereto as Exhibit B. Borrower acknowledges that, pursuant to that certain Agreement and Plan of Merger by and between SolutionsAmerica, Inc., OneStop.Com, Inc., and Frontier Insurance Group, Inc., and dated July 11, 1999, SolutionsAmerica, Inc. acquired OneStop.Com, Inc. Borrower further acknowledges its continuing duty to repay the previously advanced amount as re-stated by the terms and conditions of this Note and, pursuant thereto, agrees to direct all payments to SolutionsAmerica, Inc. care of Gary Horowitz, President and Chief Operating Officer. Any and all other terms and conditions of the Letter Agreement continue in full force and effect.

        3. If the Borrower defaults in the payment of Principal or interest when due pursuant to the terms hereof, then unless otherwise prohibited by law, the Lender shall have the option, without demand or notice, to declare the entire Principal balance of this Note, together with all accrued and unpaid interest, to be immediately due and payable. Borrower shall be in default upon material breach of any term contained herein, or if payment due Lender is not received by Lender within ten (10) days of coming due. In connection with any occurrence of an event described above, the Lender shall have a right of set-off with respect to any sums owing to the Borrower by the Lender for any reason and any sums owing to the Lender hereunder.

        4.     This Note is a full-recourse note.

        5. If an action is instituted for collection of this Note, the Borrower agrees to pay court costs and reasonable attorney's fees incurred by the holder hereof.

        6. This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of the Borrower and the Lender. No delay or failure by the Lender in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by the Lender for a period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the Lender under contract or under law. The rights of the Lender under this are in addition to any other rights and remedies which the Lender may have.

        7. If the Principal balance is not paid in full at the end of the term, Lender, at its discretion, may require Borrower to convert the outstanding balance of the Note to shares of Les Concierges 15% Series A preferred stock at an initial conversion price of $400,000 (i.e. $400,000 outstanding balance converts to $400,000 worth of Series A preferred stock). A market value based formula will be used to convert the Principal balance.

        8. The Principal and all accrued but unpaid interest may be prepaid without penalty, in whole or in part, upon at least fifteen (15) days written notice to Lender. Upon such notice, Lender may elect to convert the indebtedness into shares of Borrower's Series A Preferred Stock in lieu of all or any portion of the indebtedness. All amounts payable hereunder shall be payable in lawful money of the United States of America.

        9. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

        10. Any dispute, controversy or claim relating to this Agreement or any breach or default in the performance of the terms and conditions thereof shall be settled by arbitration in the State of California, County of Los Angeles in accordance with the then-existing arbitration rules promulgated by the American Arbitration Association. The decision of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any arbitration award shall include attorneys' fees for the prevailing party.

        IN WITNESS WHEREOF, the undersigned executes this Note as of the date first written above.

                                            LES CONCIERGES, INC.
                                            a California Corporation



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                                            By:
                                               ---------------------------------
                                            Print Name:
                                                       -------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT A
                               Repayment Schedule



               LOAN AMOUNT:                 $400,000.00
               ANNUAL INTEREST RATE:        8.00%

                                                               Accrued
                               Beginning        Accrued        Interest   Principal       Total          Ending
           Period      Date     Balance        Interest        Payment     Payment       Payment        Balance
           ------      ----     -------        --------        -------     -------       -------        -------
             0       5/31/99    400,000.00                                                  -           400,000.00
             1       6/30/99    400,000.00                                                  -           400,000.00
             2       7/31/99    400,000.00                                                  -           400,000.00
             3       8/31/99    400,000.00                                                  -           400,000.00
             4       9/30/99    400,000.00                                                  -           400,000.00
             5      10/31/99    400,000.00                                                  -           400,000.00
             6      11/30/99    400,000.00                                                  -           400,000.00
             7      12/31/99    400,000.00                                                  -           400,000.00
             8       1/31/00    400,000.00     21,333.33       5,000.00                  5,000.00       416,333.33
             9       2/29/00    416,333.33      2,775.56       5,000.00                  5,000.00       414,108.89
            10       3/31/00    414,108.89      2,760.73       5,000.00                  5,000.00       411,869.61
            11       4/30/00    411,869.61      2,745.80       5,000.00                  5,000.00       409,615.41
            12       5/31/00    409,615.41      2,730.77       5,000.00                  5,000.00       407,346.18
            13       6/30/00    407,346.18      2,715.64       5,000.00                  5,000.00       405,061.82
            14       7/31/00    405,061.82      2,700.41       5,000.00                  5,000.00       402,762.24
            15       8/31/00    402,762.24      2,685.08       5,447.32                  5,447.32       400,000.00
            16       9/30/00    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            17      10/31/00    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            18      11/31/00    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            19      12/31/00    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            20       1/31/01    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            21       2/28/01    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            22       3/31/01    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            23       4/30/01    400,000.00      2,666.67       2,666.67                  2,666.67       400,000.00
            24       5/31/01    400,000.00      2,666.67       2,666.67    400,000.00  402,666.67            (0.00)
                                                --------       --------    ----------  ----------

                                   Total       64,447.35      64,447.35    400,000.00  464,447.35
                                               ---------      ---------    ----------  ----------


        Acceptance:                              Date:
                    ------------------------          --------------------------

        Print Name:                              Title:
                    ------------------------           -------------------------